Exhibit 99.2

©202 2 3D Systems, Inc. | All Rights Reserved. Second Quarter 202 2 Financial Results August 9 , 202 2

©2021 3D Systems, Inc. | All Rights Reserved. 2 Welcome and Participants Dr. Jeffrey Graves President and Chief Executive Officer Wayne Pensky Interim Chief Financial Officer Andrew Johnson Executive VP and Chief Legal Officer Russell Johnson VP, Treasury and Investor Relations To participate via phone, please dial: 1 - 201 - 689 - 8345 ©2022 3D Systems, Inc. | All Rights Reserved.

©2022 3D Systems, Inc. | All Rights Reserved. Certain statements made in this presentation that are not statements of historical or current facts are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward - looking statements . In many cases, forward looking statements can be identified by terms such as “believes,” “belief,” “expects,” “may,” “will,” “estimates,” “intends,” “anticipates” or “plans” or the negative of these terms or other comparable terminology . Forward - looking statements are based upon management’s beliefs, assumptions and current expectations and may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company . The factors described under the headings “Forward - Looking Statements” and “Risk Factors” in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward - looking statements . Although management believes that the expectations reflected in the forward - looking statements are reasonable, forward - looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved . The forward - looking statements included are made only as the date of the statement . 3 D Systems undertakes no obligation to update or revise any forward - looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise, except as required by law Further, we encourage you to review “Risk Factors” in Part 1 of our Annual Report on Form 10 - K and Part II of our Quarterly Reports on Form 10 - Q filed with the SEC as well as other information about us in our filings with the SEC . These are available at www . SEC . gov . 3 Forward Looking Statements

©2022 3D Systems, Inc. | All Rights Reserved. Dr. Jeffrey Graves President & Chief Executive Officer 4

©2022 3D Systems, Inc. | All Rights Reserved. 5 Current Business Environment • Strong trend of adopting production - scale Additive Manufacturing applications • Industrial • Healthcare • Emerging industries • Complex macro environment creating near - term business headwinds • Macroeconomic factors • Geopolitical tensions • Foreign exchange volatility • Supply chain

©2022 3D Systems, Inc. | All Rights Reserved. 6 Second Quarter 2022 and Recent Highlights • YoY revenue growth after excluding divestitures: • Total company: 3.2% and 7.8% in constant currency • Industrial: 3.8% and 11.2% in constant currency • Healthcare: 2.9% and 4.7% in constant currency • 10.4% growth for first half of year after excluding divestitures and in constant currency • Reducing FY 2022 guidance • Foreign exchange effect reduces revenue and inflation is increasing costs • Macroeconomic factors and geopolitical tensions • Softer discretionary spend in selected end markets • Elective health procedures • Europe and Asia Pacific manufacturers • Efficiency actions underway to improve results

©2022 3D Systems, Inc. | All Rights Reserved. Regenerative Medicine Highlights Regenerative Medicine Investment Areas • Drug discovery • Human lung scaffold (UT partnership) • Non - organ human tissues LIFE ITSELF Conference, June 2022 Dr. Martine Rothblatt of United Therapeutics & Chuck Hull of 3D Systems unveil a 3D printed human lung scaffold 7 3D - printed lung is most complex object ever printed 44 trillion voxels 200 million alveoli 4,000 km pulmonary capillaries

©2022 3D Systems, Inc. | All Rights Reserved. Acquisition of • Germany - based developer of revolutionary AM platform designed for high - speed mass production of polymer parts • Print heads remain stationary above the rotating platform, providing a continuous print process • Planned integration of dp polar platform with 3D Systems polymer materials and software solutions to drive rapid adoption in production environments • Beta testing stage • Acquisition expected to close in Q4 2022 8 Agreement Announced August 8, 2022

©2022 3D Systems, Inc. | All Rights Reserved. 9 In Summary • Near - term headwinds impacting 2022 outlook • Confidence in our long - term outlook • Investing strategically for long - term growth ©2021 3D Systems, Inc. | All Rights Reserved.

©2022 3D Systems, Inc. | All Rights Reserved. Wayne Pensky Interim CFO 10

©2022 3D Systems, Inc. | All Rights Reserved. 11 Q2 Summary • Q2 revenues decreased 13.8% year over year • Q2 revenues excluding divestitures and in constant currency increased 7.8% • Revenues also impacted by exit from Russia and supply chain disruptions • GAAP loss per share of ($0.26), includes ($0.09) from est. non - recurring legal costs & other settlements • Non - GAAP loss per share* of ($0.07) vs $0.06 in Q2 2021. Decreased YoY due to: • Input cost inflation • Recent acquisitions are mostly development stage or early commercialization • Higher spend on R&D and infrastructure to support growth * See Appendix for reconciliation of GAAP and non - GAAP net loss per share.

©2022 3D Systems, Inc. | All Rights Reserved. 12 Revenue by Segment (Excluding Divestitures) $ in millions $65.8 $68.3 Q2 2021 Q2 2022 Industrial Revenue Q2 YoY +3.8% $69.7 $71.7 Q2 2021 Q2 2022 Healthcare Revenue Q2 YoY +2.9% Slowdown in growth driven by softer demand in elective procedures. 4.7% growth in constant currency Sixth consecutive quarter of year - over - year growth. 11.2% growth in constant currency

©2022 3D Systems, Inc. | All Rights Reserved. 13 Gross Profit Margin 42% 41% 44% 40% 38% 30% 35% 40% 45% 50% Q2 2021 Q32021 Q4 2021 Q1 2022 Q2 2022 Q2 2022 vs Q2 2021 • Increase in component costs and freight • Impact of divestitures • Small impact from mix

©2022 3D Systems, Inc. | All Rights Reserved. 14 Non - GAAP Operating Expenses Excluding Divestitures $48.9 $49.4 $54.3 $57.8 $60.9 $0 $20 $40 $60 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 $ in millions Non - GAAP excluding divestitures R&D SG&A See appendix for a reconciliation of non - GAAP operating expenses excluding divestitures . Q2 2022 vs Q2 2021 • About half of increase is from acquisitions • Increased R&D to enhance product portfolio • Investing in infrastructure

©2022 3D Systems, Inc. | All Rights Reserved. 15 9.6% 8.4% 11.9% 1.4% - 1.9% -5.0% 0.0% 5.0% 10.0% 15.0% Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Adjusted EBITDA Margin Defined as non - GAAP Operating Income excluding divestitures plus Depreciation divided by Revenue See appendix for a reconciliation of Non - GAAP Operating Income and Adjusted EBITDA. Q2 2022 vs Q2 2021 • Impact from acquired businesses, most are in development stage or early commercialization • Increased input costs • Investments in R&D and Infrastructure

©2022 3D Systems, Inc. | All Rights Reserved. 16 Strong Balance Sheet • Ended the quarter with $ 638.2 million dollars of cash and short - term investments on hand • We have sufficient cash to support organic growth, including in regenerative medicine • Invested $83.3 million in acquisitions and investments in first half of 2022 • Anticipate taking a pause on acquisitions to make sure we focus on execution and fully integrate the recent deals we have made

©2022 3D Systems, Inc. | All Rights Reserved. 17 Updated 2022 Outlook Non - GAAP Operating Expenses between $245 million and $250 million Softening demand environment and delaying of customer orders FX impact is estimated $20 million reduction Revenue between $530 million and $570 million Non - GAAP Gross Margins between 39% and 41% Higher input costs and supply chain disruptions Investments in acquired businesses, research and development, and our corporate infrastructure

©2022 3D Systems, Inc. | All Rights Reserved. Dr. Jeffrey Graves President & Chief Executive Officer 18

©2022 3D Systems, Inc. | All Rights Reserved. 19 Q&A Session 1 - 201 - 689 - 8345

©2022 3D Systems, Inc. | All Rights Reserved. 20 Thank You Find out more at: www.3dsystems.com

©202 2 3D Systems, Inc. | All Rights Reserved. Appendix

22 Presentation of Information 3 D Systems reports its financial results in accordance with GAAP . Management also reviews and reports certain non - GAAP measures, including : non - GAAP revenue excluding divestitures and on a constant currency basis (sometimes referred to as excluding divestitures and FX effects), non - GAAP Gross profit, non - GAAP Gross profit margin, non - GAAP Operating expenses, non - GAAP Operating (loss)/income, non - GAAP Interest and other income/(expense), net, non - GAAP Net income (loss), non - GAAP Basic and Diluted Income (Loss) per Share, adjusted EBITDA and adjusted EBITDA Margin . These non - GAAP measures exclude certain special items that management does not view as part of 3 D Systems’ underlying results as they may be highly variable, may be unusual or infrequent, are difficult to predict and can distort underlying business trends and results . Management believes that the non - GAAP measures provide useful additional insight into underlying business trends and results and provide a more meaningful comparison of period - over - period results . Additionally, management uses the non - GAAP measures for planning, forecasting and evaluating business and financial performance, including allocating resources and evaluating results relative to employee compensation targets . 3 D Systems’ non - GAAP measures are not calculated in accordance with or as required by GAAP and may not be calculated the same as similarly titled measures used by other companies . These non - GAAP measures should thus be considered as supplemental in nature and not considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP . A reconciliation of GAAP to non - GAAP financial measures is provided in the accompanying schedules in the Appendix . 3 D Systems does not provide forward - looking guidance for certain measures on a GAAP basis . The company is unable to provide a quantitative reconciliation of forward - looking non - GAAP gross profit margins and non - GAAP operating expenses to the most directly comparable forward - looking GAAP measures without unreasonable effort because certain items, including legal, acquisition expenses, stock - compensation expense, intangible amortization expense, restructuring expenses, and goodwill impairment, are difficult to predict and estimate . These items are inherently uncertain and depend on various factors, many of which are beyond the company’s control, and as such, any associated estimate and its impact on GAAP performance could vary materially .

Non - GAAP Reconciliation – Quarter Ended June 30, 2021 (Unaudited) 23

Non - GAAP Reconciliation – Quarter Ended Sept. 30, 2021 (Unaudited)

Non - GAAP Reconciliation – Quarter Ended Dec. 31, 2021 (Unaudited)

Non - GAAP Reconciliation – Quarter Ended March 31, 2022 (Unaudited)

Non - GAAP Reconciliation – Quarter Ended June 30, 2022 (Unaudited) 27

Non - GAAP Operating Income to Adjusted EBITDA Reconciliation 28

Reconciliation of Revenue to Non - GAAP Revenue (1) (in Millions, Unaudited) 29 (1) Amounts in table may not foot due to rounding (2) To assist in the analysis of the Company’s revenue trends, the company estimated the impact of foreign exchange on year over year revenue growth by recasting revenue, excluding divestitures, for the three and six months ended June 30 , 2021 by applying the foreign exchange rates used to translate 2022 non - US functional currency revenue to 2021 non - US functional currency revenue . (3) FX effect is the estimated impact on “as reported” net revenue due to changes in foreign currency exchange rates

30 Reconciliation of Revenue to Non - GAAP Revenue (1) (in Millions, Unaudited) (1) Amounts in table may not foot due to rounding (2) To assist in the analysis of the Company

’s revenue trends, the company estimated the impact of foreign exchange on year over year revenue growth by recasting revenue, excluding divestitures, for the three and six months ended June 30 , 2021 by applying the foreign exchange rates used to translate 2022 non - US functional currency revenue to 2021 non - US functional currency revenue . (3) FX effect is the estimated impact on “as reported” net revenue due to changes in foreign currency exchange rates